UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 26, 2006
DOUGLAS LAKE MINERALS INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

Suite 500 - 602 West Hastings, Vancouver, British Columbia, Canada V6B 1B2
Telephone No.: (604) 488-0855
 (Address and telephone number of Registrant's principal
executive offices and principal place of business)

Suite 520 - 470 Granville Street, Vancouver, British Columbia, Canada V6C 1V5 (Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.01 - Regulation FD Disclosure

On April 26, 2006, Douglas Lake Minerals Inc. issued a press release announcing the finalization and formation of a strategic alliance with Canaco Resources Inc. for the exploration development of Tanzanian exploration assets currently held by Douglas Lake and those Tanzanian exploration assets Douglas lake is negotiating to acquire. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press release dated April 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DOUGLAS LAKE MINERALS INC.
Date: April 26, 2006	By: Harpreet S. Sangha Harpreet S. Sangha, CEO & President